SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2007



                             XPENTION GENETICS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-107179                  98-030519
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

10965 Elizabeth Drive, Conifer, CO                           80433
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 908-4900
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))




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Section 8 - Other Events

Item 8.01 Other Events

The Company filed a press release regarding the Final Report prepared by The University of Texas Health Science Center at San Antonio's research team. The full text of the press release is attached as Exhibit 99.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99.1  Press Release

                        99.2 Final Report for Research and Development Study #2005/2007




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2007               XPENTION GENETICS, INC.



                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                        David Kittrell, CEO










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